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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 31, 2002


                        COMMUNITRONICS OF AMERICA, INC.
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            (Exact name of registrant as specified in its charter)


                                     Utah
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                 (State or other jurisdiction of incorporation)


         0-27067                                        87-0285684
 ------------------------                   ---------------------------------
 (Commission File Number)                   (IRS Employer Identification No.)


                27955 Hwy. 98, Suite WW, Daphne, Alabama 36526
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                   (Address of principal executive offices)


                                (251) 625-6426
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                          (Issuer's telephone number)


                                Not applicable
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        (Former name or former address, if changed since last report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Based on the recommendation of the Board of Directors of Communitronics of America, Inc. (together with its subsidiaries, "Communitronics"), on March 31, 2002 Communitronic's Board of Directors dismissed Prichard & Middleton, P.C. as Communitronic's independent auditor and engaged Bryan & Company, P.C. to serve as Communitronic's independent auditor for 2002.

Prichard & Middleton's reports on Communitronic's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Communitronic's two most recent fiscal years and through the date of this Form 8-K, there were (1) no disagreements with Prichard & Middleton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Prichard & Middleton's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Communitronic's consolidated financial statements; and (2) no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

Communitronics provided Prichard & Middleton with a copy of the foregoing disclosures. Attached as Exhibit 1 is a copy of Prichard & Middleton's letter, dated March 31, 2002, stating its agreement with such statements.

During Communitronic's two most recent fiscal years and through the date of this Form 8-K, Communitronic's did not consult Bryan & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Communitronic's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c)   Exhibits. The following exhibits are filed with this document.

     1 Letter from Prichard & Middleton, P.C. to the Securities and Exchange Commission dated March 31, 2002.





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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:                                Communitronics of America, Inc.

                                          /s/ David R. Pressler
    March 31, 2002                   By_______________________________
                                     David R. Pressler
                                     President and Chief Executive Officer







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                                EXHIBIT INDEX


  EXHIBIT NO.    DESCRIPTION
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  16             Letter from Prichard & Middleton, P.C. to the Securities and
                 Exchange Commission dated March 31, 2002.









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